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                                                                   Exhibit 10(j)

                             OGLEBAY NORTON COMPANY
                  SUPPLEMENTAL SAVINGS AND STOCK OWNERSHIP PLAN

                           The Oglebay Norton Company ISP Supplemental Plan,
established effective January 1, 1985, for the purpose of providing benefits to certain salaried employees, is hereby amended and restated as the Oglebay Norton Company Supplemental Savings and Stock Ownership Plan, effective as of the date of execution hereof, to provide as hereinafter set forth.

                                    ARTICLE I
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                                   DEFINITIONS
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                           For the purposes hereof, the following words
and phrases shall have the meanings indicated, unless a different meaning is plainly required by the context:

                           1. "Plan" shall mean the plan as set forth herein,
together with all amendments hereto, which for periods on and after the date of execution hereof, shall be called the "Oglebay Norton Company Supplemental Savings and Stock Ownership Plan" and for periods prior to such date was called the "Oglebay Norton Company ISP Supplemental Plan."

                           2. "Code" shall mean the Internal Revenue Code of
1986, as amended from time to time except as otherwise provided in Section 3 of Article II. Except as otherwise provided in such Section 3, reference to a section of



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the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section. Notwithstanding the foregoing, for periods prior to January 1, 1987, the term "Code" shall mean the Internal Revenue Code of 1954, as amended from time to time.

                           3. "ERISA" shall mean the Employee Retirement
Income Security Act of 1974, as amended from time to time.

                           4. "Company" shall mean Oglebay Norton Company, a
Delaware corporation, its corporate successors and the surviving corporation resulting from any merger of Oglebay Norton Company with any other corporation or corporations.

                           5. "ISP" shall mean the Oglebay Norton Company
Incentive Savings Plan and Trust as the same shall be in effect from time to time. Any reference herein to a section of the ISP is a reference to a section of the Trust Agreement for Oglebay Norton Company Incentive Savings Plan and Trust (January 1, 1985 Restatement), as amended, and shall include such section and any comparable section or sections of any future amendment or restatement of the documents setting forth the ISP.


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                           6. "ESOP" shall mean the Oglebay Norton Company
Employee Stock Ownership Plan and Trust as the same shall be in effect from time to time. Any reference herein to a section of the ESOP is a reference to a section of the Trust Agreement for Oglebay Norton Company Employee Stock Ownership Plan and Trust executed September 4, 1987, as amended, and shall include such section and any comparable section or sections of any future amendment or restatement of the documents setting forth the ESOP.

                           7. An "Employee" shall mean any Participant in the
ISP or in the ESOP, or both, who is designated by the Compensation and Organization Committee of the Board of Directors of the Company as eligible to receive benefits under the Plan.

                           8. "Effective Date" shall mean January 1, 1985.

                           9. "Beneficiary" shall mean with respect to an
Employee's interest under the Plan based on Prevented Allocations under the ISP, his Beneficiary under the ISP as defined in Section 1.1(d) of the ISP, and with respect to his interest under the Plan based on Prevented Allocations under the ESOP, his Beneficiary under the ESOP as defined in Section 1.4 of the ESOP.

                           10. "Prevented Allocation" shall mean an amount
described in Section 2 of Article II.

                                   ARTICLE II
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                                    BENEFITS
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                           1. ELIGIBILITY. An Employee who retires, dies, or
otherwise terminates his employment with the Company under conditions that make such Employee or his Beneficiary eligible for a distribution under the ISP or the ESOP or both, and with respect to whom there have been one or more Prevented Allocations, shall be eligible for a benefit under the Plan. Notwithstanding the immediately preceding sentence, as a condition to eligibility for certain benefits under the Plan, as further specified below,



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any Employee who is notified by the Company of his eligibility or potential eligibility for benefits under the Plan and requested by the Company to limit his Regular Participant Contributions under the ISP, as defined in Section 1.1(w) of the ISP, to the extent necessary that such contributions shall not constitute annual additions for purposes of Section 415 of the Code shall take all actions necessary to so limit such contributions as soon as permissible under the terms of the ISP. If any such Employee fails to limit his Regular Participant Contributions in accordance with the immediately preceding sentence, such Employee shall not be entitled to any benefit under the Plan with respect to any limitation year, as defined in Section 7.5 of the ISP, in which such Regular Participant Contributions constitute annual additions for purposes of
Section 415 of the Code. Moreover, effective January 1, 1989, as a condition to eligibility for benefits under the Plan determined with reference to the ISP, an Employee must elect under the terms of the ISP to have contributed on his behalf as Tax Deferred Compensation Contributions the maximum amount permitted under
Section 402(g) of the Code.

                           2. PREVENTED ALLOCATION. A Prevented Allocation means
an amount described below which, on or after the Effective Date, would have been allocated to the




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account of an Employee under the ISP or the ESOP, as the case may be, but which was not so allocated, as follows:

                  (a) any allocation of Employer Contributions or forfeitures under Section 7.1 or 7.2 of the ISP which would have been made but for the operation of

                  (i)      Section 415(c)(1)(A) of the Code, or

                  (ii)     any annual dollar amount specified in
                           the ISP limiting Compensation, as
                           defined in Section 1.1(g) of the ISP,
                           covered by the ISP,

         provided that for purposes of determining such amount with respect to any Plan year, it shall be assumed that the Employee elected to contribute or have contributed on his behalf the maximum amount of Regular Participant Contributions and Tax Deferred Compensation Contributions subject to matching under Sections 7.1 and 7.2 of the ISP; and

                  (b) any allocation of Employer contributions or forfeitures and any Shares and other assets released from the Suspense Fund under
         Section 7.1 of the ESOP which would have been made but for the operation of

                  (i)      Section 415(c)(1)(A) of the Code, or
                           Section 415(c)(6) of the Code, if
                           applicable; or

                  (ii) any annual dollar amount specified in the ESOP limiting Compensation, as defined in Section 1.9 of the ESOP, covered by the ESOP.

In no event, however, shall there be duplication of Prevented Allocation amounts under the Plan.

                           3. AMOUNT. The benefit payable under the Plan to an
Employee, or his Beneficiary in the event of the Employee's death prior to receiving payment of all amounts



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due under the Plan, shall be in such amount as is required, when added to the
Employee's benefits distributable under the ISP and the ESOP, to produce aggregate benefits equal to the benefits that would have been distributable under the ISP and the ESOP to the Employee or his Beneficiary if each Prevented Allocation had occurred. Notwithstanding any other provision of the Plan to the contrary, any decrease in a dollar limitation under Section 401(a)(17) or 415(c)(1)(A) of the Code shall not be given effect under the Plan. The Company shall in good faith determine the amount of benefit payable hereunder in its sole and absolute discretion. Such determination shall be based upon relevant factors including, without limitation, the investment results that would have occurred under the ISP and the ESOP with respect to the Prevented Allocations had such prevented allocations occurred under the respective plans, any election by the Employee pursuant to Section 5.3 of the ISP, and an adjustment to account on an approximate basis for any differences in federal, state, and local income tax consequences detrimental to the Employee or his Beneficiary as a result of not receiving the benefit payable under the Plan from the ISP or the ESOP (such adjustment being hereinafter referred to as the "tax adjustment"). As a condition to receiving the benefit of the tax adjustment, the Employee and, where applicable, his Beneficiary shall promptly furnish the







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Company with such information as it may reasonably request to make the foregoing determination, and any failure by the Employee or his Beneficiary to so furnish such information shall result in the forfeiture by the Employee or Beneficiary of any right to receive the benefits of the tax adjustment. The Company shall establish on its books and records an account for each Employee with respect to whom a Prevented Allocation has occurred to reflect such Employee's interest under the Plan, and shall maintain subaccounts reflecting the portions of his interest derived from the ISP and from the ESOP, respectively. Such account and subaccounts shall be debited and credited appropriately to account for the occurrence of and increments and decrements in Prevented Allocations in accordance with the preceding provisions of this
Section 3 regarding the determination of such Employee's benefit under the Plan and the provisions of Section 4 of this Article II regarding payment of such benefit; provided, however, that no adjustment to such account and subaccounts with respect to the tax adjustment shall be made except at the time a payment under the Plan is made.

                           4. PAYMENT. The form and terms of payment of the
benefit under the Plan derived from the ISP and the ESOP, respectively, shall be selected by the Company in its



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sole and absolute discretion from among those forms and terms of payment available under each such plan.

                                   ARTICLE III
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                                 ADMINISTRATION
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                           The Plan consists in part of an excess benefit plan,
as defined in ERISA, and is a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Accordingly, the Plan shall be construed and administered in the manner appropriate to maintain the Plan's status as such under ERISA. To the extent that ERISA applies to the Plan, the Company shall be the "named fiduciary" of and the "plan administrator" of the Plan. The Company shall be responsible for the administration of the Plan, for carrying out the provisions of the Plan, and for making any required benefit payments under the Plan. The Company shall have all powers as may be necessary or appropriate to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount of any benefit hereunder, all questions pertaining to claims for benefits and procedures for claim review, and all other questions arising under the Plan, including any questions of construction, and to take such further action as the Company shall deem advisable in the




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administration of the Plan. All actions taken and decisions made in good faith by the Company under the Plan shall be final and binding upon all interested parties.

                                   ARTICLE IV
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                            AMENDMENT AND TERMINATION
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                           The Company reserves the right in its sole and
absolute discretion to amend or terminate the Plan at any time by action of its Board of Directors; provided, however, that no such action shall adversely affect any Employee or Beneficiary with respect to Prevented Allocations in accordance with Article II that have occurred prior to the later of the date of adoption or effective date of such amendment or termination, unless an equivalent benefit is provided under another plan sponsored by the Company.

                                    ARTICLE V
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                                  MISCELLANEOUS
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                           1. NON-ALIENATION OF RIGHTS OR BENEFITS. No Employee
or Beneficiary shall encumber or dispose of his right to receive any payments hereunder, which payments and the right thereto are expressly declared to be non-assignable and non-transferable. If an Employee or Beneficiary attempts to assign, transfer, alienate, or encumber his right to receive any payment hereunder or permits the same to be subject to alienation, garnishment, attachment,





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execution, or levy of any kind, then thereafter during the life of such Employee or Beneficiary, and also during any period in which any Employee or Beneficiary is incapable in the judgment of the Company of attending to his financial affairs, any payments which the Company is required to make under the Plan may be made, in the sole and absolute discretion of the Company, directly to such Employee or Beneficiary or to any other person for his use or benefit or that of his dependents, if any, including any person furnishing goods or services to or for his use or benefit or the use or benefit of his dependents, if any. Each such payment may be made without the intervention of a guardian, the receipt of the payee shall constitute a complete acquittance to the Company with respect thereto, and the Company shall have no responsibility for the proper application thereof.

                           2. PLAN NON-CONTRACTUAL. Nothing herein contained
shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company. Nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment, the compensation, or any term or condition of employment of any such person for any period, and all Employees shall remain subject to discharge to the same extent as if the Plan had never been put into effect.


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                           3. UNFUNDED, UNSECURED PROMISE. The provision of
this Section 3 shall apply notwithstanding any other provision of the Plan to the contrary. All benefits payable under the Plan are payable solely from the Company's general assets. The obligation of the Company under the Plan to provide an Employee or his Beneficiary a benefit is solely the unfunded, unsecured promise of the Company to make payments as provided herein. No person shall have any interest in, or a lien or prior claim upon, any property of the Company with respect to such benefits or any priority or status with respect to such benefits greater than that of a general creditor of the Company.

                           4. CLAIMS. The provisions of the Plan shall in no
event be construed as giving any person, firm, or corporation any legal or equitable right as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

                           5. NO COMPETITION. The right of any Employee or his
Beneficiary to a benefit hereunder will be terminated, or, if payment thereof has begun, all further payments will be discontinued and forfeited in the event such Employee at any time subsequent to the Effective Date (i) wrongfully discloses any secret process or trade secret of



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the Company or any of its subsidiaries or related companies or businesses, or
(ii) engages, either directly or indirectly, as an officer, trustee, employee, consultant, partner, or substantial shareholder, on his own account or in any other capacity, in a business venture within the ten-year period following his retirement or other termination of employment with the Company that the Company's Board of Directors reasonably determines to be competitive with the Company or its subsidiaries or related companies or businesses to a degree materially contrary to the Company's best interest.

                           6. SEVERABILITY. The invalidity or unenforceability
of any particular provision of the Plan shall not effect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

                           7.  GOVERNING LAW.  The provisions of the
Plan shall be governed by and construed in accordance with applicable federal law, and to the extent not preempted thereby, the laws of the State of Ohio.

                           Executed this       day of            , 1989.

                                        OGLEBAY NORTON COMPANY

                                        By  __________________________
                                            Title:

                                        And ___________________________
                                            Title:


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